Exhibit 99.2

SUPPLEMENTAL INFORMATION      ||     PERIOD ENDED MARCH 31, 2020

INTRODUCTION

Overview

Seritage Growth Properties (NYSE: SRG) (“Seritage” or the “Company”) is a fully-integrated, self-administered and self-managed REIT that is principally engaged in the acquisition, ownership, development, redevelopment, management, and leasing of diversified retail and mixed-use real estate throughout the United States.

As of March 31, 2020, the Company’s portfolio consisted of interests in 208 properties totaling approximately 32.8 million square feet of gross leasable area, including 180 wholly owned properties totaling approximately 28.3 million square feet of GLA across 44 states and Puerto Rico (the “Wholly Owned Properties”), and interests in 28 joint venture properties totaling approximately 4.5 million square feet of GLA across 14 states (the “JV Properties”).

The Company’s primary objective is to create value for its shareholders through the re-leasing and redevelopment of the majority of its Wholly Owned Properties and JV Properties.  In doing so, the Company expects to meaningfully grow net operating income and diversify its tenant base while transforming its portfolio from one with a single-tenant orientation to one comprised predominately of first-class, multi-tenant shopping centers and larger-scale, mixed-use properties.  In order to achieve its objective, the Company intends to execute the following strategies:

•	Convert single-tenant buildings into multi-tenant properties at meaningfully higher rents;
•	Maximize the value of vast land holdings through retail and mixed-use densification;
•	Leverage existing and future joint venture relationships with leading landlords and financial partners; and
•	Maintain a flexible capital structure to support value creation activities.

Background

On June 11, 2015, Sears Holdings Corporation (“Sears Holdings”) effected a rights offering to Sears Holdings stockholders to purchase common shares of Seritage in order to fund, in part, the $2.7 billion acquisition of (i) 234 of Sears Holdings’ owned properties and one of its ground leased properties (the “Acquired Properties”), and (ii) Sears Holdings’ 50% interests in three joint ventures that collectively owned 28 properties, ground leased one property and leased two properties (the “Acquired JV Properties”).  Concurrent with the acquisition, the Company leased back to Sears Holdings space at 224 of the Acquired Properties under a master lease agreement (the “Original Master Lease”) and space at all 31 Acquired JV Properties under multiple master lease agreements (the “Original JV Master Leases”).

The rights offering ended on July 2, 2015, and the Company’s Class A common shares were listed on the New York Stock Exchange on July 6, 2015.  On July 7, 2015, the Company completed the transactions with Sears Holdings and commenced operations.  The Company did not have any operations prior to the completion of the rights offering and the transactions with Sears Holdings.

As of March 31, 2020, the Company leased space at 17 Wholly Owned Properties to Transform Holdco LLC (“Holdco”), an affiliate of ESL Investments, Inc. (“ESL”) and the successor to Sears Holdings, under a master lease (the “Holdco Master Lease”).  The Company also leased space to Holdco at two JV Properties (the “Holdco JV Leases”).

General Information

Unless the context indicates otherwise, references in this supplemental information package (the "Supplemental") to "Seritage Growth,” “Seritage,” the “Company,” or “SRG” refer to Seritage Growth Properties and its subsidiaries.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

i

COVID-19 Pandemic

The recent COVID-19 pandemic is having a significant impact on the global economy, the U.S. economy, the local economies in which the Company’s properties are located, and the broader financial markets.  Nearly every industry has been impacted directly or indirectly, and the retail, retail real estate and real estate development industries in the United States have all come under severe pressure due to numerous factors, including preventative measures taken by local, state and federal authorities to alleviate the public health crisis such as mandatory business closures, quarantines, restrictions on travel and “shelter-in-place” or “stay-at-home” orders.

These containment measures and other factors have affected operations at the Company’s properties and, with the exception of "essential" businesses, substantially all of the Company’s tenants have closed their stores.  The Company also paused substantially all of its construction projects as of the end of March 2020.

As a result of the rapid development, fluidity and uncertainty surrounding this situation, the Company expects that these conditions will change, potentially significantly, in future periods, and results for the three months ended March 31, 2020 may therefore not be indicative of the impact of the COVID-19 pandemic on the Company’s business for the second quarter of 2020 or for future periods.

ii

TABLE OF CONTENTS

SERITAGE GROWTH PROPERTIES

SUPPLEMENTAL INFORMATION

PERIOD ENDED MARCH 31, 2020

iii

COMPANY INFORMATION

Company Contacts
Benjamin Schall	President and Chief Executive Officer	Kenneth Lombard	EVP and Chief Operating Officer
Brian Dickman	EVP and Chief Financial Officer	Mary Rottler	EVP, Leasing and Operations
Matthew Fernand	EVP and General Counsel	James Bry	EVP, Development and Construction
ir@seritage.com	Investor Relations and Communications	Andrew Galvin	EVP, Investments
646.277.1268

Summary Information

March 31, 2020

(in thousands, except per share and PSF amounts)

		Three Months Ended March 31,
Financial Results		2020	2019
Net loss attributable to Seritage common shareholders (page 3)		$(21,889)	$(8,192)
Total NOI (page 5)		15,847	24,278
FFO (page 7)		(17,557)	(5,178)
Company FFO (page 7)		(18,441)	(5,060)
Net loss per diluted share attributable to Seritage common shareholders (page 3)		$(0.59)	$(0.23)
FFO per diluted share (page 7)		(0.31)	(0.09)
Company FFO per diluted share (page 7)		(0.33)	(0.09)
Wtd. avg. diluted shares - EPS		37,232	35,671
Wtd. avg diluted shares - FFO/share		55,810	55,790
Stock trading price range		$9.11 to $39.21	$32.98 to $46.48

		As of	As of
Financial Ratios (page 4)		March 31, 2020	December 31, 2019
Total debt to total market capitalization		73.4%	41.0%
Net debt to total real estate investments		52.6%	52.2%

		As of	As of
Property Data (page 10)		March 31, 2020	December 31, 2019
Number of properties		208	212
Gross leasable area (total / at share)		32,804 / 30,541	33,371 / 31,046
Percentage leased (total / at share)		42.1% / 42.1%	42.6% / 42.9%

	As of March 31, 2020
		% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
In-place diversified, non-Sears leases	$97,972	51.7%	$14.27
Signed not yet opened ("SNO") in-place diversified, non-Sears leases	80,786	42.6%	20.62
Sears/Kmart	10,807	5.7%	5.17
Total	$189,565	100.0%	$14.73

	As of March 31, 2019
		% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
In-place diversified, non-Sears leases	$74,692	39.2%	$13.58
SNO in-place diversified, non-Sears leases	84,032	44.1%	18.18
Sears/Kmart	31,746	16.7%	3.89
Total	$190,470	100.0%	$8.00

CONSOLIDATED FINANCIAL STATEMENTS

Condensed Consolidated Balance Sheets (unaudited)

March 31, 2020

(in thousands, except share and per share amounts)

	March 31, 2020	December 31, 2019
ASSETS
Investment in real estate
Land	$654,698	$667,004
Buildings and improvements	1,133,636	1,112,653
Accumulated depreciation	(156,023)	(147,696)
	1,632,311	1,631,961
Construction in progress	412,222	338,672
Net investment in real estate	2,044,533	1,970,633
Real estate held for sale	3,204	5,275
Investment in unconsolidated joint ventures	459,646	445,077
Cash and cash equivalents	96,737	139,260
Tenant and other receivables, net	48,602	54,470
Lease intangible assets, net	44,121	68,153
Prepaid expenses, deferred expenses and other assets, net	67,525	67,744
Total assets	$2,764,368	$2,750,612

LIABILITIES AND EQUITY
Liabilities
Term Loan Facility, net	$1,598,593	$1,598,487
Accounts payable, accrued expenses and other liabilities	153,407	108,755
Total liabilities	1,752,000	1,707,242

Commitments and contingencies

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 38,622,102 and 36,897,364 shares issued and outstanding as of March 31, 2020 and December 31, 2019, respectively	386	369
Class B common shares $0.01 par value; 5,000,000 shares authorized; 0 and 1,242,536 shares issued and outstanding as of March 31, 2020 and December 31, 2019, respectively	—	12
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of March 31, 2020 and December 31, 2019; liquidation preference of $70,000	28	28
Additional paid-in capital	1,177,553	1,149,721
Accumulated deficit	(440,600)	(418,711)
Total shareholders' equity	737,367	731,419
Non-controlling interests	275,001	311,951
Total equity	1,012,368	1,043,370
Total liabilities and equity	$2,764,368	$2,750,612

CONSOLIDATED FINANCIAL STATEMENTS

Condensed Consolidated Statements of Operations (unaudited)

March 31, 2020

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2020	2019
REVENUE
Rental income	$33,110	$43,578
Management and other fee income	207	282
Total revenue	33,317	43,860
EXPENSES
Property operating	10,301	10,237
Real estate taxes	9,225	10,192
Depreciation and amortization	34,097	26,216
General and administrative	9,420	9,759
Total expenses	63,043	56,404
Gain on sale of real estate, net	20,788	21,261
Equity in (loss) income of unconsolidated joint ventures	(894)	1,222
Interest and other income	333	2,598
Interest expense	(21,513)	(23,454)
Loss before taxes	(31,012)	(10,917)
Provision for taxes	37	23
Net loss	(30,975)	(10,894)
Net loss attributable to non-controlling interests	10,311	3,927
Net loss attributable to Seritage	$(20,664)	$(6,967)
Preferred dividends	(1,225)	(1,225)
Net loss attributable to Seritage common shareholders	$(21,889)	$(8,192)

Net loss per share attributable to Seritage Class A and Class C common shareholders - Basic	$(0.59)	$(0.23)
Net loss per share attributable to Seritage Class A and Class C common shareholders - Diluted	$(0.59)	$(0.23)
Weighted average Class A and Class C common shares outstanding - Basic	37,232	35,671
Weighted average Class A and Class C common shares outstanding - Diluted	37,232	35,671

SUPPLEMENTAL FINANCIAL INFORMATION

Market Capitalization and Financial Ratios

March 31, 2020

(in thousands, except per share amounts)

	As of		As of
Equity Market Capitalization	March 31, 2020		December 31, 2019
Class A common shares outstanding	38,622		36,897
OP units outstanding	17,255		18,905
Total shares & units outstanding	55,877		55,802
Share Price	$9.11		$40.08
Equity market capitalization	$509,039		$2,236,544

Total Market Capitalization
Equity market capitalization	$509,039		$2,236,544
Preferred equity	70,000		70,000
Total debt	1,600,000		1,600,000
Total market capitalization	$2,179,039		$3,906,544

Financial Ratios
Total debt to total market capitalization	73.4%		41.0%

Total debt	$1,600,000		$1,600,000
Cash and cash equivalents	(96,737)		(139,260)
Net Debt	$1,503,263		$1,460,740

Gross real estate investments	$2,396,752		$2,354,787
Investment in unconsolidated joint ventures	459,646		445,077
Total real estate investments	$2,856,398		$2,799,864

Net debt to total real estate investments	52.6%		52.2%

Interest expense (net of amounts capitalized) (1)	$92,578		$94,519
Amortization of deferred financing costs (1)	(422)		(434)
Cash interest expense (net of amounts capitalized) (1)	$92,156		$94,085

Company EBITDA to cash interest expense (net of amounts capitalized) (1)	0.6	x	0.7	x

(1)	For the twelve months ended March 31, 2020 and December 31, 2019, respectively.

SUPPLEMENTAL FINANCIAL INFORMATION

Total Net Operating Income

March 31, 2020

(in thousands)

	Three Months Ended March 31,
NOI and Total NOI	2020	2019
Net loss	$(30,975)	$(10,894)
Termination fee income	(990)	—
Management and other fee income	(207)	(282)
Depreciation and amortization	34,097	26,216
General and administrative expenses	9,420	9,759
Equity in loss of unconsolidated joint ventures	894	(1,222)
Gain on sale of real estate	(20,788)	(21,261)
Interest and other income	(333)	(2,598)
Interest expense	21,513	23,454
Provision for income taxes	(37)	(23)
Straight-line rent adjustment	2,701	(3,355)
Above/below market rental income/expense	(97)	(104)
NOI	$15,198	$19,690
NOI of unconsolidated joint ventures	1,302	4,310
Straight-line rent adjustment (unconsolidated joint ventures)	(171)	375
Above/below market rental income/expense (unconsolidated joint ventures)	(482)	(97)
Total NOI	$15,847	$24,278

SUPPLEMENTAL FINANCIAL INFORMATION

EBITDAre and Company EBITDA

March 31, 2020

(in thousands)

	Three Months Ended March 31,
EBITDAre and Company EBITDA	2020	2019
Net loss	$(30,975)	$(10,894)
Interest expense	21,513	23,454
Interest expense (unconsolidated joint ventures)	103	—
Provision for income and other taxes	(37)	(23)
Depreciation and amortization	34,097	26,216
Depreciation and amortization (unconsolidated joint ventures)	1,844	2,627
Gain on sale of real estate	(20,788)	(21,261)
EBITDAre	$5,757	$20,119
Termination fee income	(990)	—
Company EBITDA	$4,767	$20,119

SUPPLEMENTAL FINANCIAL INFORMATION

Funds from Operations and Company FFO

March 31, 2020

(in thousands, except per share amounts)

	Three Months Ended March 31,
FFO and Company FFO	2020	2019
Net loss	$(30,975)	$(10,894)
Real estate depreciation and amortization (consolidated properties)	33,587	25,575
Real estate depreciation and amortization (unconsolidated joint ventures)	1,844	2,627
Gain on sale of real estate	(20,788)	(21,261)
Dividends on preferred shares	(1,225)	(1,225)
FFO attributable to common shareholders and unitholders	$(17,557)	$(5,178)
Termination fee income	(990)	—
Amortization of deferred financing costs	106	118
Company FFO attributable to common shareholders and unitholders	$(18,441)	$(5,060)

FFO per diluted common share and unit	$(0.31)	$(0.09)
Company FFO per diluted common share and unit	$(0.33)	$(0.09)

Weighted Average Common Shares and Units Outstanding
Weighted average common shares outstanding	37,232	35,671
Weighted average OP units outstanding	18,578	20,119
Weighted average common shares and units outstanding	55,810	55,790

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information

March 31, 2020

(in thousands)

	As of	As of
Debt Summary	March 31, 2020	December 31, 2019
Term Loan Facility (drawn / undrawn)	$1,600,000 / 400,000	$1,600,000 / 400,000
Interest rate / undrawn rate	7.00% / 1.00%	7.00% / 1.00%
Maturity	July 2023	July 2023

Prepaid Expenses, Deferred Expenses and Other Assets
Deferred expenses	$25,306	$24,607
Right of use asset	19,801	18,521
Other assets	11,225	9,275
FF&E	3,211	4,321
Other prepaid expenses	3,153	4,133
Prepaid real estate taxes	2,420	2,501
Prepaid insurance	2,409	4,386
Total prepaid expenses, deferred expenses and other assets	$67,525	$67,744

Accounts Payable, Accrued Expenses and Other Liabilities
Accrued development expenditures	$57,644	$17,006
Accounts payable and accrued expenses	37,150	34,379
Accrued real estate taxes	14,630	12,979
Environmental reserve	9,477	9,477
Below-market leases	9,275	10,648
Lease liability	8,998	7,668
Accrued interest	4,978	4,978
Unearned tenant reimbursements	4,323	1,575
Prepaid rental income	3,656	6,750
Deferred maintenance	1,722	1,722
Preferred dividends payable	1,554	1,573
Total accounts payable, accrued expenses and other liabilities	$153,407	$108,755

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information (cont’d)

March 31, 2020

(in thousands, except per share amounts)

	Three Months Ended March 31,
Rental Revenue Detail	2020	2019
Revenue
Rental income	$24,481	$32,402
Tenant reimbursements	7,846	11,458
Termination income	990	—
Total	$33,317	$43,860

	Three Months Ended March 31,
Select Non-Cash Items	2020	2019
Straight-line rental income
Wholly-owned	$(2,701)	$3,355
Joint ventures	171	(375)
Total	$(2,530)	$2,980

Net amortization of above/below market rental income/expense
Wholly-owned	$97	$104
Joint ventures	482	97
Total	$579	$201

Amortization of deferred financing costs	$(106)	$(118)
Share-based compensation expense	1,179	1,532

Dividends
Dividends per Class A and Class C common share	$—	$0.25
Declaration date	—	Feb 25, 2019
Record date	—	Mar 29, 2019
Payment date	—	Apr 11, 2019

PROPERTY INFORMATION

Portfolio Overview

March 31, 2020

(in thousands, except PSF amounts)

Portfolio Summary

The following table provides a summary of the Company’s portfolio as of March 31, 2020, including JV Properties presented at the Company’s proportional share:

	Consolidated	Unconsolidated	Seritage
	Portfolio	Joint Ventures	Total
Number of properties	180	28	208

Total GLA (000s)	28,278	4,526	32,804
At share	28,278	2,263	30,541

Leased GLA (000s)	11,919	1,906	13,825
At share	11,919	953	12,872

Percentage leased	42.2%	42.1%	42.1%
At share	42.1%	42.1%	42.1%

Property Type

As of March 31, 2020, the portfolio included 112 properties characterized as attached to regional malls and 96 characterized as shopping center or freestanding properties.  The following table provides a summary of the portfolio as of March 31, 2020, based on signed leases and including JV Properties presented at the Company’s proportional share:

	Number of	Leased	Annual Base
Property Type (1)	Properties	GLA	Rent ("ABR")	ABR PSF	Leased
Mall	112	5,556	$105,034	$18.91	32.2%
Shopping Center	96	7,316	84,531	11.55	55.1%
Total	208	12,872	$189,564	$14.73	42.1%

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached to, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

Tenant Overview

The following table provides a summary of annual base rent for the portfolio as of March 31, 2020, based on signed leases and including JV Properties presented at the Company’s proportional share:

	Number of	Leased	% of Total	Annual Base	% of
Tenant	Leases	GLA	Leased GLA	Rent ("ABR")	Total ABR	ABR PSF
In-place diversified leases	281	6,864	53.3%	$97,972	51.7%	$14.27
SNO diversified leases	173	3,917	30.4%	80,786	42.6%	20.62
Total diversified leases	454	10,781	83.8%	178,758	94.3%	16.58
Sears or Kmart (1)	19	2,091	16.2%	10,807	5.7%	5.17
Total	473	12,872	100.0%	$189,565	100.0%	$14.73

(1)

Includes 17 properties subject to a master lease (the “Holdco Master Lease”) between the Company and affiliates of Holdco, an affiliate of ESL Investments, Inc., and two leases between the Company’s unconsolidated joint ventures and Holdco.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

March 31, 2020

(in thousands)

Top Tenants

The following table lists the top tenants in the portfolio as of March 31, 2020, based on signed leases and including JV Properties presented at the Company’s proportional share:

	Number of	Annual Base	% of
Tenant	Leases	Rent ("ABR")	Total ABR	Concepts/Brands
Dick's Sporting Goods	13	$12,170	6.4%
Sears or Kmart (1)	19	10,807	5.7%	Sears, Sears Auto Center, Kmart
Dave & Buster's	12	9,975	5.3%
Round One Entertainment	9	7,925	4.2%
At Home	12	7,408	3.9%
Burlington Stores	12	7,088	3.7%
24 Hour Fitness	7	6,658	3.5%
Ross Dress For Less	17	6,112	3.2%	Ross Dress for Less, dd's Discounts
Cinemark	4	4,899	2.6%
Nordstrom Rack	6	4,385	2.3%
AMC	3	4,202	2.2%
Equinox Fitness	14	3,816	2.0%	Equinox, Blink Fitness
Primark	3	3,002	1.6%
Bed Bath & Beyond	6	2,489	1.3%	Bed Bath & Beyond, buybuyBaby, Cost Plus World Market, andThat!
BJ's Wholesale Club	2	2,422	1.3%
TJX	9	2,356	1.2%	TJ Maxx, Marshalls, HomeGoods, HomeSense, Sierra Trading Post
Darden	12	2,143	1.1%	Longhorn Steakhouse, Olive Garden, Seasons 52, Yard House, Bahama Breeze, Cheddar's
Pinstripes	2	2,035	1.1%
PetSmart	4	2,012	1.1%
Planet Fitness	8	2,011	1.1%
Vasa Fitness	3	1,862	1.0%

*	The Company has signed 10 leases with Industrious to occupy 340,000 SF under revenue-sharing agreements that are expected to place Industrious among the Company’s top tenants.
(1)	Number of leases reflects number of properties subject to the Holdco Master Lease and leases between the Company’s unconsolidated joint ventures and Holdco.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

March 31, 2020

(in thousands, except PSF amounts)

Geographic Summary

The following table sets forth information regarding the geographic diversification of the portfolio as of March 31, 2020, based on signed leases and including JV Properties presented at the Company’s proportional share:

State	Number of Properties	Annual Rent	% of Total Annual Rent	Rent PSF
Florida	23	$32,777	17.3%	$24.76
California	38	32,536	17.2%	18.23
Illinois	10	11,506	6.1%	12.32
New York	10	10,635	5.6%	22.58
New Jersey	5	10,105	5.3%	18.31
Texas	14	9,672	5.1%	10.03
Virginia	5	8,827	4.7%	12.68
Puerto Rico	6	6,969	3.7%	7.71
Pennsylvania	5	6,051	3.2%	13.72
Massachusetts	3	4,799	2.5%	19.91
Total Top 10	119	$133,877	70.7%	$16.11
Other (1)	89	55,688	29.3%	12.21
Total	208	$189,565	100.0%	$14.73

(1)	Includes 35 states.

PROPERTY INFORMATION

Leasing Activity

March 31, 2020

(in thousands, except PSF amounts)

Signed Leases

The table below provides a summary of the Company’s leasing activity since inception through March 31, 2020, including JV Properties presented at the Company’s proportional share:

	Total				Release of Sears Holdings Space
		Leased	Annual	Annual		Leased	Annual	Annual	Releasing
Period	Leases	GLA	Rent	Rent PSF	Leases	GLA	Rent	Rent PSF	Multiple
2015	9	154	$4,650	$30.28	6	130	$3,820	$29.41	4.4	x
2016	65	2,070	36,600	17.68	59	1,882	33,610	17.86	4.5	x
2017	94	2,606	44,717	17.16	86	2,476	43,299	17.49	4.0	x
2018	114	2,315	40,041	17.30	108	2,291	39,361	17.18	3.9	x
2019	106	2,287	46,541	20.35	96	2,150	44,640	20.76	3.9	x
2020	12	124	2,735	21.97	11	122	2,692	22.01	3.6	x
Total Retail	400	9,556	$175,284	$18.34	366	9,052	$167,422	$18.50	4.0	x
Other (1)	14	995	7,219
Total	414	10,551	$182,503

(1)	Excludes certain self storage, medical office, auto-related and ground leases.

SNO Lease Summary

The table below provides a summary of the Company’s SNO leases from December 31, 2019 to March 31, 2020, including JV Properties presented at the Company’s proportional share:

	Number of		Annual	Annual
	SNO Leases	GLA	Rent	Rent PSF
As of December 31, 2019	174	4,204	$84,348	$20.06
Opened	(6)	(227)	(4,150)	18.28
Sold / contributed to JVs / terminated	(7)	(184)	(2,147)	11.67
Signed	12	124	2,735	22.06
As of March 31, 2020	173	3,917	$80,786	$20.62

PROPERTY INFORMATION

Redevelopment Program

March 31, 2020

The Company put substantially all of its construction projects on hold at the end of March and reduced capital expenditures to a select handful of projects. The Company deemed this action prudent in light of the COVID-19 pandemic, the resulting economic uncertainty and the direct impacts on its business, including reductions in rental income and the potential effects on future asset sales, which have been a meaningful source of capital for the Company’s development program.

These decisions were also influenced by tenant and construction uncertainty, including tenants’ ability to construct and open new stores and the feasibility of sustaining labor levels with safe working conditions and sourcing supplies, as well as restrictions at the state and local levels, including restrictions on construction and difficulties obtaining inspections and permits.

As of March 31, 2020, the Company had originated 91 retail redevelopment projects since the Company’s inception.  Excluding six projects that have been sold, these projects represented an estimated total investment of $1.6-1.7 billion ($1.4-1.5 billion at share), of which an estimated $570-650 million ($520-600 million at share) remained to be spent under the original development plans.  Additionally, the Company had recently announced its first three multifamily projects, each of which represented the first phase of larger, mixed-use developments and were expected to have an aggregate incremental cost of $325-350 million for the initial phases.

In this interim period, the Company is working with tenants to preserve signed leases and modify schedules for the projected completion of work and opening of the projects.  Once the Company can better assess economic conditions, including the tenant environment and state of the transaction markets, it expects to focus its capital on projects with nearer-term rent commencements and superior value creation prospects, and with tenants and uses that the Company believes can thrive in a post-COVID environment.

PROPERTY INFORMATION

Recapture and Termination Properties

March 31, 2020

(in thousands)

Recapture Properties

The Company exercised recapture rights with respect to 70 properties under the Original Master Lease prior to its rejection on March 12, 2019 and with respect to four properties under the Holdco Master Lease during the year ended December 31, 2019, including three properties where the Company had previously exercised certain recapture rights under the Original Master Lease.

The following table provides a summary of the Company’s recapture activity as of March 31, 2020:

Year	Square Feet	Total Number of Properties	100% Recaptures (1)	Partial Recaptures (2)
2019	629	4	3	1
2018	3,428	20	17	3
2017	3,302	27	16	11
2016	1,501	17	4	13
2015	372	3	3	—
Total	9,232	71	43	28

(1)	Includes properties for which the Company had converted partial recapture rights to 100% recapture rights.
(2)

Partial recaptures include the recapture of (i) up to approximately 50% of the space occupied by the tenant at all properties, (ii) automotive care centers which are free-standing or attached as “appendages” to the properties, and/or (iii) outparcels or outlots and certain portions of parking areas and common areas

Termination Properties

Sears Holdings exercised termination rights with respect to 87 properties under the Original Master Lease prior to its rejection on March 12, 2019 and Holdco exercised termination rights with respect to 29 properties under the Holdco Master Lease during the year ended December 31, 2019.

The following table provides a summary of Sears Holdings’ and Holdco’s termination activity (note than leases at an additional 31 properties totaling 4.3 million square feet were rejected in March 12, 2019 as part of Sears Holdings’ bankruptcy filing) as of March 31, 2020:

Notice Date	Termination Date	Square Feet	Total Number of Properties	Number of Properties Redeveloped by the Company	Number of Properties Sold by the Company
November 2019	March 2020	4,332	29	7	1
August 2018	December 2018	1,605	13	6	3
June 2018	November 2018 (1)	1,218	9	6	1
April 2018	August 2018	1,494	9	4	1
June 2017	October 2017 (2)	3,812	20	8	4
January 2017	April 2017	1,872	19	7	8
September 2016	January 2017	1,727	17	8	6
Total		16,060	116	46	24

(1)	Two properties were terminated in October 2018.
(2)	One property was terminated in November 2017 and one was terminated in January 2018.

PROPERTY INFORMATION

Joint Venture Properties

March 31, 2020

Brookfield Retail Partners (formerly GGP, Inc.) Joint Ventures

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Northridge Fashion Center	Northridge	CA	GGP II JV	125,200	94.8%
2	Altamonte Mall	Altamonte Springs	FL	GGP II JV	62,850	61.6%
3	Coastland Center	Naples	FL	GGP II JV	29,700	100.0%
4	Cumberland Mall	Atlanta	GA	GGP II JV	96,950	87.6%
5	Natick Collection (2)	Natick	MA	GGP I JV	95,350	46.4%
6	Willowbrook Mall	Wayne	NJ	GGP II JV	140,500	73.1%
7	Sooner Mall (2)	Norman	OK	GGP I JV	33,450	0.0%
8	Stonebriar Centre	Frisco	TX	GGP I JV	81,450	0.0%
9	Alderwood	Lynnwood	WA	GGP I JV	50,000	49.3%

(1)	Based on signed leases as of March 31, 2020; GLA presented at the Company's proportional share.
(2)	Property is subject to a lease or ground lease agreement.

Simon Joint Venture

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Santa Rosa Plaza	Santa Rosa	CA	Simon JV	82,700	0.0%
2	Briarwood	Ann Arbor	MI	Simon JV	85,300	0.0%
3	The Shops at Nanuet	Nanuet	NY	Simon JV	110,700	0.0%
4	Woodland Hills Mall	Tulsa	OK	Simon JV	75,100	0.0%
5	Barton Creek Square	Austin	TX	Simon JV	82,300	0.0%

(1)	Based on signed leases as of March 31, 2020; GLA presented at the Company's proportional share.

Macerich Joint Venture

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Chandler Fashion Center	Chandler	AZ	Macerich JV	69,750	53.0%
2	Arrowhead Towne Center	Glendale	AZ	Macerich JV	62,500	0.0%
3	Los Cerritos Center	Cerritos	CA	Macerich JV	138,800	0.0%
4	Vintage Faire Mall	Modesto	CA	Macerich JV	74,250	54.2%
5	Danbury Fair	Danbury	CT	Macerich JV	89,250	100.0%
6	Deptford Mall	Deptford	NJ	Macerich JV	95,850	76.1%
7	Freehold Raceway Mall	Freehold	NJ	Macerich JV	69,400	100.0%
8	Washington Square Mall	Portland	OR	Macerich JV	110,000	1.7%
9	South Plains Mall	Lubbock	TX	Macerich JV	75,300	0.0%

(1)	Based on signed leases as of March 31, 2020; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Joint Venture Properties (cont’d)

December 31, 2019

Invesco Real Estate Joint Ventures

					Total
	Property Address	City	State	Joint Venture	GLA (1)	Leased (1)
1	302 Colorado Avenue	Santa Monica	CA	Mark 302 JV	51,500	0.0%
2	4575 La Jolla Village Drive	San Diego	CA	UTC JV	113,150	67.0%

(1)	Based on signed leases as of March 31, 2020; GLA presented at the Company's proportional share.

Other Joint Ventures

					Total
	Property Address	City	State	Joint Venture	GLA (1)	Leased (1)
1	1445 New Britain Avenue	West Hartford	CT	West Hartford JV	81,850	89.6%
2	126 Shawan Road	Cockeysville	MD	Cockeysville JV	80,100	61.4%
3	12625 North Interstate Highway 35	Austin	TX	Tech Ridge JV	—	—

(1)	Based on signed leases as of March 31, 2020; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Wholly Owned Properties

March 31, 2020

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
1	700 East Northern Lights Boulevard	Anchorage	AK	Shopping Center		158,500	83.1%	26
2	1731 2nd Avenue Southwest	Cullman	AL	Freestanding		88,500	100.0%	6
3	3930 McCain Boulevard	North Little Rock	AR	Mall		177,000	5.6%	15
4	6515 East Southern Avenue	Mesa	AZ	Mall		121,900	13.9%	11
5	10140 North 91st Avenue	Peoria	AZ	Shopping Center		104,400	100.0%	10
6	7611 West Thomas Road	Phoenix	AZ	Mall		144,200	8.4%	10
7	12025 North 32nd Street	Phoenix	AZ	Freestanding		151,300	100.0%	11
8	3400 Gateway Boulevard	Prescott	AZ	Mall		102,300	0.0%	10
9	2250 El Mercado Loop	Sierra Vista	AZ	Mall		94,700	0.0%	7
10	5950 East Broadway Boulevard	Tucson	AZ	Mall		218,900	23.1%	20
11	3150 South 4th Avenue	Yuma	AZ	Shopping Center		90,400	0.0%	14
12	3625 East 18th Street	Antioch	CA	Shopping Center		95,200	0.0%	7
13	42126 Big Bear Boulevard	Big Bear Lake	CA	Shopping Center	X	80,000	91.6%	8
14	20700 South Avalon Boulevard	Carson	CA	Mall		182,200	60.2%	13
15	565 Broadway	Chula Vista	CA	Mall		250,100	0.0%	16
16	5900 Sunrise Mall	Citrus Heights	CA	Mall		289,500	0.0%	22
17	575 Fletcher Parkway	El Cajon	CA	Mall		244,900	76.6%	22
18	3751 South Dogwood Road	El Centro	CA	Mall		139,700	37.7%	14
19	1420 Travis Boulevard	Fairfield	CA	Mall		163,500	27.6%	9
20	5901 Florin Road	Florin	CA	Shopping Center		329,700	20.9%	20
21	3636 North Blackstone Avenue	Fresno	CA	Shopping Center		216,600	20.0%	13
22	1500 Anna Sparks Way	McKinleyville	CA	Shopping Center	X	94,800	100.0%	8
23	1011 West Olive Avenue	Merced	CA	Shopping Center		92,600	86.2%	10
24	5080 East Montclair Plaza Lane	Montclair	CA	Mall		174,700	0.0%	3
25	22550 Town Circle	Moreno Valley	CA	Mall		169,400	0.0%	11
26	6000 Mowry Avenue	Newark	CA	Mall		145,800	24.7%	10
27	12121 Victory Boulevard	North Hollywood	CA	Shopping Center		161,900	46.3%	4
28	72880 Highway 111	Palm Desert	CA	Mall		136,500	21.1%	8
29	1855 Main Street	Ramona	CA	Shopping Center	X	107,500	94.6%	10
30	5261 Arlington Avenue	Riverside	CA	Freestanding		214,200	5.7%	19
31	3001 Iowa Avenue	Riverside	CA	Freestanding		132,600	28.7%	13
32	1191 Galleria Boulevard	Roseville	CA	Mall		136,200	88.0%	9
33	1700 North Main Street	Salinas	CA	Mall	X	132,900	100.0%	10
34	100 Inland Center	San Bernardino	CA	Mall		264,700	0.0%	22
35	1178 El Camino Real	San Bruno	CA	Mall		276,600	14.2%	13
36	2180 Tully Road	San Jose	CA	Mall		262,500	0.0%	22

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

March 31, 2020

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
37	200 Town Center East	Santa Maria	CA	Mall		108,600	0.0%	5
38	895 Faulkner Road	Santa Paula	CA	Freestanding		71,300	0.0%	10
39	40710 Winchester Road	Temecula	CA	Mall		120,100	40.5%	10
40	145 West Hillcrest Drive	Thousand Oaks	CA	Shopping Center		161,400	100.0%	11
41	3295 East Main Street	Ventura	CA	Mall		178,600	0.0%	2
42	1209 Plaza Drive	West Covina	CA	Mall		142,000	0.0%	16
43	100 Westminster Mall	Westminster	CA	Mall		197,900	0.0%	14
44	10785 West Colfax Avenue	Lakewood	CO	Shopping Center		153,000	7.8%	8
45	1400 East 104th Avenue	Thornton	CO	Shopping Center		203,000	30.4%	25
46	850 Hartford Turnpike	Waterford	CT	Mall		149,200	0.0%	11
47	19563 Coastal Highway	Rehoboth Beach	DE	Freestanding		118,300	44.9%	13
48	5900 Glades Road	Boca Raton	FL	Mall		178,500	2.4%	19
49	7350 Manatee Avenue West	Bradenton	FL	Shopping Center		82,900	0.0%	9
50	27001 U.S. 19 North	Clearwater	FL	Mall		211,300	41.5%	14
51	1625 Northwest 107th Avenue	Doral	FL	Mall		212,900	0.0%	13
52	4125 Cleveland Avenue	Ft. Myers	FL	Mall		146,800	0.0%	12
53	1675 West 49th Street	Hialeah	FL	Mall		148,200	64.2%	8
54	1460 West 49th Street	Hialeah	FL	Freestanding		106,300	100.0%	9
55	2211 West Vine Street	Kissimmee	FL	Shopping Center		140,400	73.6%	14
56	3800 US Highway 98 North	Lakeland	FL	Mall		156,200	0.0%	12
57	1050 South Babcock Street	Melbourne	FL	Freestanding		102,600	0.0%	14
58	19505 Biscayne Boulevard	Miami	FL	Mall		215,400	51.8%	12
59	20701 Southwest 112th Avenue	Miami	FL	Mall		170,100	0.0%	15
60	10700 Biscayne Boulevard	North Miami	FL	Freestanding		125,400	100.0%	11
61	3100 Southwest College Road	Ocala	FL	Mall		146,200	0.0%	12
62	3111 East Colonial Drive	Orlando	FL	Mall		132,200	94.7%	18
63	733 North Highway 231	Panama City	FL	Mall		139,300	0.0%	15
64	7171 North Davis Highway	Pensacola	FL	Shopping Center		122,100	89.2%	15
65	8000 West Broward Boulevard	Plantation	FL	Mall		184,400	81.9%	18
66	8201 South Tamiami Trail	Sarasota	FL	Mall		212,400	0.0%	15
67	4501 66th Street North	St. Petersburg	FL	Freestanding		113,800	86.8%	11
68	2300 Tyrone Boulevard North	St. Petersburg	FL	Mall		138,400	100.0%	14
69	7810 Abercorn Street	Savannah	GA	Mall		167,300	0.0%	15
70	500 North Nimitz Highway	Honolulu	HI	Freestanding		76,100	100.0%	4
71	1501 Highway 169 North	Algona	IA	Freestanding		99,300	0.0%	7
72	4600 1st Avenue Northeast	Cedar Rapids	IA	Mall		146,000	0.0%	12

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

March 31, 2020

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
73	1405 South Grand Avenue	Charles City	IA	Freestanding		96,600	0.0%	11
74	2307 Superior Street	Webster City	IA	Shopping Center		40,800	0.0%	4
75	460 North Milwaukee Street	Boise	ID	Mall		123,600	0.0%	8
76	4730 West Irving Park Road	Chicago	IL	Freestanding		356,700	11.8%	6
77	1601 North Harlem Avenue	Chicago	IL	Freestanding		293,700	25.6%	7
78	5050 South Kedzie Avenue	Chicago	IL	Shopping Center		120,700	73.8%	9
79	17550 Halsted Street	Homewood	IL	Shopping Center		196,100	100.0%	19
80	3340 Mall Loop Drive	Joliet	IL	Mall		204,600	19.6%	17
81	2860 South Highland Avenue	Lombard	IL	Freestanding		139,300	100.0%	8
82	7503 West Cermak Road	North Riverside	IL	Mall	X	196,500	83.5%	13
83	2 Orland Square Drive	Orland Park	IL	Mall		140,000	61.1%	16
84	2500 Wabash Avenue	Springfield	IL	Shopping Center		119,500	86.2%	14
85	3231 Chicago Road	Steger	IL	Freestanding		87,400	0.0%	3
86	3101 Northview Drive	Elkhart	IN	Shopping Center		86,600	100.0%	8
87	4201 Coldwater Road	Ft. Wayne	IN	Mall		84,400	75.5%	15
88	101 West Lincoln Highway	Merrillville	IN	Shopping Center		170,900	87.1%	17
89	9701 Metcalf Avenue	Overland Park	KS	Shopping Center		215,000	5.6%	19
90	3010 Fort Campbell Boulevard	Hopkinsville	KY	Shopping Center		85,100	75.9%	13
91	5101 Hinkleville Road	Paducah	KY	Mall		97,300	68.7%	9
92	5715 Johnston Street	Lafayette	LA	Mall		194,900	0.0%	16
93	900 East Admiral Doyle Drive	New Iberia	LA	Freestanding		114,600	100.0%	12
94	200 Grossman Drive	Braintree	MA	Shopping Center		89,700	94.8%	34
95	1325 Broadway	Saugus	MA	Mall	X	210,800	53.0%	16
96	15700 Emerald Way	Bowie	MD	Shopping Center		130,500	17.2%	11
97	3207 Solomons Island Road	Edgewater	MD	Shopping Center	X	117,200	100.0%	14
98	417 Main Street	Madawaska	ME	Shopping Center		49,700	0.0%	2
99	2100 Southfield Road	Lincoln Park	MI	Shopping Center		301,700	22.8%	17
100	1560 US 31 South	Manistee	MI	Shopping Center		94,700	0.0%	12
101	32123 Gratiot Avenue	Roseville	MI	Mall		364,600	42.4%	21
102	2760 I-75 Business Spur	Sault Sainte Marie	MI	Freestanding		92,700	0.0%	11
103	22801 Harper Avenue	St. Clair Shores	MI	Freestanding		103,000	100.0%	11
104	300 West 14 Mile Road	Troy	MI	Mall		379,600	26.1%	30
105	3100 Washtenaw Road	Ypsilanti	MI	Freestanding		99,400	100.0%	12
106	14250 Buck Hill Road	Burnsville	MN	Mall		167,300	0.0%	15
107	3001 White Bear Avenue North	Maplewood	MN	Mall		175,000	0.0%	14
108	425 Rice Street	St. Paul	MN	Freestanding		217,900	0.0%	17

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

March 31, 2020

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
109	1 Flower Valley Shopping Center	Florissant	MO	Shopping Center		124,000	17.2%	11
110	2304 Missouri Boulevard	Jefferson City	MO	Freestanding		97,700	100.0%	10
111	3700 South Campbell Avenue	Springfield	MO	Shopping Center		112,900	100.0%	8
112	2308 Highway 45 North	Columbus	MS	Shopping Center		166,700	27.2%	18
113	1 South Tunnel Road	Asheville	NC	Mall		110,600	40.7%	16
114	1302 Bridford Parkway	Greensboro	NC	Shopping Center		178,500	78.4%	16
115	4700 2nd Avenue	Kearney	NE	Freestanding		64,900	100.0%	8
116	1500 South Willow Street	Manchester	NH	Mall		106,600	75.4%	11
117	310 Daniel Webster Highway	Nashua	NH	Mall		167,100	0.0%	7
118	50 Fox Run Road	Portsmouth	NH	Mall		127,100	0.0%	13
119	77 Rockingham Park Boulevard	Salem	NH	Mall		251,600	48.9%	14
120	1500 Highway 35	Middletown	NJ	Freestanding		191,200	100.0%	23
121	1640 Route 22	Watchung	NJ	Freestanding		116,400	99.3%	19
122	1205 East Pine Street	Deming	NM	Freestanding		96,600	0.0%	10
123	10405 South Eastern Avenue	Henderson	NV	Shopping Center		143,500	100.0%	12
124	4000 Meadows Lane	Las Vegas	NV	Mall		130,300	32.6%	11
125	5400 Meadowood Mall Circle	Reno	NV	Mall		162,700	25.4%	3
126	1425 Central Avenue	Albany	NY	Mall		277,900	28.9%	21
127	4155 State Route 31	Clay	NY	Mall		146,500	0.0%	12
128	4000 Jericho Turnpike	East Northport	NY	Shopping Center		179,700	51.9%	18
129	195 North Broadway	Hicksville	NY	Freestanding		284,800	35.4%	30
130	2801 West State Street	Olean	NY	Freestanding		120,700	45.9%	13
131	317 Greece Ridge Center Drive	Rochester	NY	Mall		128,500	0.0%	15
132	171 Delaware Avenue	Sidney	NY	Shopping Center		94,400	0.0%	19
133	200 Eastview Mall	Victor	NY	Mall		122,700	83.6%	14
134	600 Lee Boulevard	Yorktown Heights	NY	Mall		160,000	24.1%	12
135	4100 Belden Village Avenue Northwest	Canton	OH	Mall		190,600	65.3%	19
136	2000 Brittain Road	Chapel Hill	OH	Mall		194,700	0.0%	21
137	2700 Miamisburg Centerville Road	Dayton	OH	Mall		180,200	7.4%	16
138	1005 East Columbus Street	Kenton	OH	Freestanding		96,100	0.0%	11
139	7875 Johnnycake Ridge Road	Mentor	OH	Mall		219,100	0.0%	20
140	6950 West 130th Street	Middleburg Heights	OH	Shopping Center		359,000	10.0%	15
141	1447 North Main Street	North Canton	OH	Shopping Center		87,100	3.3%	9
142	3408 West Central Avenue	Toledo	OH	Shopping Center		218,700	0.0%	11
143	4400 South Western Avenue	Oklahoma City	OK	Freestanding		223,600	22.5%	24
144	1180 Southeast 82nd Avenue	Happy Valley	OR	Mall		144,300	31.2%	12

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

March 31, 2020

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
145	3975 Columbia Avenue	Columbia	PA	Shopping Center	X	86,700	100.0%	8
146	160 North Gulph Road (4)	King Of Prussia	PA	Mall		210,800	82.8%	14
147	1745 Quentin Road	Lebanon	PA	Shopping Center		117,200	0.0%	15
148	100 Cross Roads Plaza	Mount Pleasant	PA	Shopping Center		86,300	67.7%	10
149	400 North Best Avenue	Walnutport	PA	Freestanding	X	121,200	100.0%	16
150	PR 167 & Las Cumbres	Bayamon	PR	Shopping Center	X	114,600	100.0%	10
151	400 Calle Betances	Caguas	PR	Mall	X	138,700	100.0%	8
152	Plaza Carolina Station	Carolina	PR	Mall	X	198,000	100.0%	11
153	Martinez Nadal Avenue	Guaynabo	PR	Shopping Center	X	225,700	91.9%	18
154	PR Road 2, Km 149.5	Mayaguez	PR	Shopping Center	X	118,200	100.0%	13
155	2643 Ponce Bypass	Ponce	PR	Shopping Center	X	126,900	100.0%	9
156	650 Bald Hill Road	Warwick	RI	Shopping Center		131,500	93.6%	20
157	3801B Clemson Boulevard	Anderson	SC	Shopping Center		119,300	100.0%	12
158	7801 Rivers Avenue	Charleston	SC	Mall		121,300	55.9%	14
159	2800 North Germantown Parkway	Cordova	TN	Mall		160,900	0.0%	12
160	4570 Poplar Avenue	Memphis	TN	Freestanding		112,700	87.7%	11
161	12625 North Interstate Highway 35	Austin	TX	Shopping Center		52,700	100.0%	25
162	9484 Dyer Street	El Paso	TX	Freestanding		114,200	60.2%	11
163	300 Baybrook Mall	Friendswood	TX	Mall		166,000	0.0%	13
164	12605 North Gessner Road	Houston	TX	Freestanding		134,000	100.0%	11
165	6301 Northwest Loop 410	Ingram	TX	Mall		168,400	0.0%	12
166	2501 Irving Mall	Irving	TX	Mall		92,000	83.5%	18
167	201 Central Park Mall	San Antonio	TX	Freestanding		164,200	96.1%	15
168	4000 North Shepherd	Shepherd	TX	Freestanding	X	201,700	100.0%	12
169	13131 Preston Road	Valley View	TX	Mall		235,000	24.9%	23
170	9570 Southwest Freeway	Westwood	TX	Freestanding		213,600	100.0%	18
171	2010 North Main Street	Layton	UT	Shopping Center		176,800	84.1%	14
172	7453 South Plaza Center Drive	West Jordan	UT	Shopping Center		171,000	100.0%	12
173	5901 Duke Street	Alexandria	VA	Mall	X	262,100	100.0%	18
174	1401 Greenbrier Parkway	Chesapeake	VA	Mall		162,000	50.6%	15
175	12000 Fair Oaks Mall	Fairfax	VA	Mall		211,000	85.0%	15
176	4588 Virginia Beach Boulevard	Virginia Beach	VA	Mall		197,300	56.0%	14
177	141 West Lee Highway	Warrenton	VA	Shopping Center		75,500	82.4%	9
178	2200 148th Avenue Northeast	Redmond	WA	Shopping Center		230,700	0.0%	15
179	5200 South 76th Street	Greendale	WI	Mall		187,400	75.5%	21
180	53 West Towne Mall	Madison	WI	Mall		112,800	98.0%	18

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

March 31, 2020

				Holdco	Total		Land
Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
Total - Wholly-Owned Properties					28,277,800	42.2%	2,412

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

(2)	Denotes property subject to the Holdco Master Lease.
(3)	Based on signed leases as of March 31, 2020.
(4)	Property is subject to a ground lease.

DISCLOSURES

Non-GAAP Measures

The Company makes reference to NOI, Total NOI, EBITDAre, Company EBITDA, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of NOI, Total NOI, EBITDAre, Company EBITDA, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance.  Reconciliations of these measures to the respective GAAP measures we deem most comparable have been provided in this Supplemental Information package.

Net Operating Income ("NOI”), Total NOI and Annualized Total NOI

NOI is defined as income from property operations less property operating expenses.  The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties.  This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.

The Company also considers NOI and Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.

Earnings before Interest Expense, Income Tax, Depreciation, and Amortization for Real Estate ("EBITDAre") and Company EBITDA

EBITDAre is calculated in accordance with the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"), which may not be comparable to measures calculated by other companies who do not use the NAREIT definition of EBITDA.  EBITDAre is calculated as net income computed in accordance with GAAP, excluding interest expense, income tax expense, depreciation and amortization, gains (or losses) from property sales and impairment charges on depreciable real estate assets.  The Company believes EBITDAre provides useful information to investors regarding our results of operations because it removes the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  Management also believes the use of EBITDAre facilitates comparisons between us and other equity REITs and real property owners that are not REITs.

The Company makes certain adjustments to EBITDAre, which it refers to as Company EBITDA, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses and certain up-front-hiring costs that it does not believe are representative of ongoing operating results.

Funds From Operations ("FFO") and Company FFO

FFO is calculated in accordance with NAREIT which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets.  The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses, amortization of deferred financing costs and certain up-front-hiring costs, that it does not believe are representative of ongoing operating results.

DISCLOSURES

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the company’s control, which may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that could cause or contribute to such differences include, but are not limited to: our historical exposure to Sears Holdings and the effects of its previously announced bankruptcy filing; the litigation filed against us and other defendants in the Sears Holdings adversarial proceeding pending in bankruptcy court; Holdco’s termination and other rights under its master lease with us; competition in the real estate and retail industries; risks relating to our recapture and redevelopment activities; contingencies to the commencement of rent under leases; the terms of our indebtedness; restrictions with which we are required to comply in order to maintain REIT status and other legal requirements to which we are subject; failure to achieve expected occupancy and/or rent levels within the projected time frame or at all; the impact of ongoing negative operating cash flow on our ability to fund operations and ongoing development; our ability to access or obtain sufficient sources of financing to fund our liquidity needs; our relatively limited history as an operating company; and the impact of the COVID-19 pandemic on the business of our tenants and our business, income, cash flow, results of operations, financial condition, liquidity, prospects, ability to service our debt obligations and our ability to pay dividends and other distributions to our shareholders.  For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in our filings with the Securities and Exchange Commission, including the risk factors relating to Sears Holdings and Holdco.  While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially.  We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Seritage Growth Properties

500 Fifth Avenue | New York, NY 10110

212-355-7800 | www.seritage.com